UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
FLAGSTAR BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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4)	Date Filed:

November 17, 2009

To our stockholders:

We invite you to attend a Special Meeting of stockholders of Flagstar Bancorp, Inc. to be held at the national headquarters of the Company, 5151 Corporate Dr., Troy, Michigan 48098 on Friday, December 4, 2009 at 10:00 a.m., local time.

At the Special Meeting, holders of our shares of common stock entitled to vote will be asked to consider and vote on a proposal to approve an increase in the number of our authorized shares of common stock. Our Board of Directors unanimously approved the proposal and recommends that our stockholders vote for the proposal. Many of our directors and officers will be present at the Special Meeting to respond to questions that you may have.

Please read the attached proxy statement carefully for information about the matters you are being asked to consider and vote upon. Your vote is very important to us. On behalf of our Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Thank you for your continuing support.

Sincerely,

/s/  Joseph P. Campanelli
Joseph P. Campanelli
Chairman of the Board

This proxy statement is being mailed to stockholders on or about November 17, 2009.

FLAGSTAR BANCORP, INC.
5151 CORPORATE DR.
TROY, MI 48098
(248) 312-2000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of stockholders (the “Special Meeting”) of Flagstar Bancorp, Inc. (the “Company”) will be held on Friday, December 4, 2009 at 10:00 a.m., local time, at the national headquarters of the Company, 5151 Corporate Dr., Troy, Michigan 48098.

A proxy card and a proxy statement for the Special Meeting are enclosed.

The Special Meeting is for the purpose of considering and acting upon the following matters:

1. to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 750,000,000 shares to 3,000,000,000 shares; and

2. to transact such other business as may properly come before the Special Meeting.

NOTE: The Board of Directors is not aware of any other business to come before the Special Meeting.

The proposal to increase the number of authorized shares is more fully described in the proxy statement accompanying this Notice. Submission of the proposal is made at the direction of our Board of Directors.

The Board of Directors recommends that stockholders vote FOR the proposal.

Any action may be taken on the proposal at the Special Meeting on the date specified above or on any date or dates to which, by original or later adjournments, the Special Meeting may be adjourned. Stockholders of record of our common stock at the close of business on November 12, 2009 will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

You are requested to fill in and sign the enclosed form of proxy, which is solicited by our Board of Directors, and to mail it promptly in the enclosed envelope. This will ensure the presence of a quorum at the Special Meeting and will save us the expense of additional solicitations. The proxy will not be used if you attend and choose to vote in person at the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Mary Kay Ruedisueli
Mary Kay Ruedisueli
Secretary

Troy, Michigan
November 17, 2009

It is important that proxies be returned promptly. Therefore, whether or not you plan to be present in person at the Special Meeting, please sign, date and complete the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States.

Page

QUESTIONS AND ANSWERS	1
Why am I receiving these materials?	1
Who is entitled to vote?	1
What information is contained in this Proxy Statement?	1
Who is soliciting my vote pursuant to this Proxy Statement?	1
How many shares are eligible to be voted?	1
What am I voting on?	2
How does the Board recommend that I vote?	2
How does our controlling stockholder intend to vote?	2
How many votes are required to hold the Special Meeting and what are the voting procedures?	2
What is a broker non-vote?	2
How may I cast my vote?	2
How may I revoke or change my vote?	3
Who is paying for the costs of this proxy solicitation?	3
Who will count the votes?	3
What happens if the Special Meeting is postponed or adjourned?	3
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	5
SECURITY OWNERSHIP OF MANAGEMENT	6
PROPOSAL 1 APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 SHARES TO 3,000,000,000 SHARES	7
WHERE YOU CAN FIND MORE INFORMATION	8
STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING	8
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 4, 2009	8
OTHER MATTERS	9

PROXY STATEMENT
OF

FLAGSTAR BANCORP, INC.
5151 CORPORATE DR.
TROY, MI 48098
(248) 312-2000

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 4, 2009

This proxy statement (“Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Flagstar Bancorp, Inc. (the “Company”). They will be used at the Special Meeting of stockholders of the Company (the “Special Meeting”) to be held on Friday, December 4, 2009 at 10:00 a.m., local time, at the national headquarters of the Company and Flagstar Bank, FSB (the “Bank”), 5151 Corporate Dr., Troy, Michigan 48098. The accompanying Notice of Special Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders entitled to vote at the Special Meeting on or about November 17, 2009. As used in this Proxy Statement, the terms “we,” “us,” and “our” refer to the Company.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

The Board is soliciting proxies to be voted at the Special Meeting. The Special Meeting will be held at the time and place set forth above. This Proxy Statement summarizes the information you need to know to vote by proxy or in person at the Special Meeting. You do not need to attend the Special Meeting in person in order to vote.

Who is entitled to vote?

Only holders of record of the common stock at the close of business on November 12, 2009 (the “Record Date”) will be entitled to notice of and vote at the Special Meeting.

What information is contained in this Proxy Statement?

This information relates to the proposal to be voted on at the Special Meeting, the voting process and certain other information required to be disclosed in this Proxy Statement.

Who is soliciting my vote pursuant to this Proxy Statement?

The Board is soliciting your vote at the Special Meeting. In addition, certain of our officers and employees may solicit, or be deemed to be soliciting, your vote.

How many shares are eligible to be voted?

As of the Record Date, we had 468,571,775 shares of common stock outstanding and entitled to vote. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Special Meeting. For information regarding security ownership by the beneficial owners of more than 5% of our common stock and by management, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS” and “SECURITY OWNERSHIP OF MANAGEMENT.”

What am I voting on?

You are voting to amend our amended and restated articles of incorporation to increase the number of authorized shares of common stock from 750,000,000 shares to 3,000,000,000 shares. You will also be entitled to vote on any other business that properly comes before the Special Meeting or any adjournments thereof.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote “FOR” the approval of the proposal presented at this Special Meeting.

How does our controlling stockholder intend to vote?

MP Thrift Investments, L.P. owns approximately 80% of our outstanding common stock as of the Record Date and has indicated that it intends to vote in favor of the proposal to increase the number of authorized shares of common stock, thereby assuring approval of the proposal.

How many votes are required to hold the Special Meeting and what are the voting procedures?

Quorum Requirement:  Michigan law and our bylaws provide that a quorum be present to allow any stockholder action at a meeting. A quorum consists of a majority of all of our outstanding common stock that is entitled to vote at the Special Meeting. Therefore, at the Special Meeting, the presence, in person or by proxy, of the holders of at least 234,285,888 shares of our common stock will be required to establish a quorum. Stockholders of record who are present at the Special Meeting in person or by proxy but who abstain from voting are still counted towards the establishment of a quorum. This will include brokers holding customers’ shares of record even though they may abstain from certain votes.

MP Thrift Investments, L.P. owns approximately 80% of our outstanding common stock as of the Record Date and has indicated that it intends to attend the Special Meeting, thereby assuring a quorum will be present.

Required Vote:  This proposal will be approved if a majority of the shares of common stock outstanding as of the Record Date are cast for it. Failure to vote, broker non-votes and abstentions will have the same effect as a vote against this proposal.

What is a broker non-vote?

If you hold your shares in “street name” through a broker or other nominee, whether the broker may vote your shares in its discretion depends on the proposals before the meeting. Under the rules of the New York Stock Exchange (the “NYSE”), your broker may vote your shares in its discretion on “routine matters.” Proposals that are considered “non-routine” cannot be voted unless you specifically instruct your broker. The proposal being presented at the Special Meeting is a “non-routine matter.” Accordingly, if your broker has not received your voting instructions with respect to this non-routine proposal, your broker cannot vote your shares on the proposal. This is referred to as a “broker non-vote.”

How may I cast my vote?

If you are the stockholder of record:  You may vote by one of the following methods:

1. in person at the Special Meeting; or

2. by mail by completing the proxy card and returning it.

Whichever method you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a signed proxy card without giving specific voting instructions, the proxies will vote the shares as recommended by the Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form:  You must provide instructions to the broker or nominee as to how your shares should be voted. Brokers do not have the discretion to vote on proposals considered “non-routine” and will only vote on such proposals at the direction of the underlying beneficial owners of the shares of common stock. Accordingly, if you do not instruct your broker to vote your shares, your broker will not have the discretion to vote your shares. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this Proxy Statement. If you own your shares in this manner, you cannot vote in person at the Special Meeting unless you receive a proxy to do so from the broker or the nominee and you bring that proxy to the Special Meeting.

How may I revoke or change my vote?

If you are the record owner of your shares, you may revoke your proxy at any time before it is voted at the Special Meeting by:

1. submitting a new proxy card bearing a later date;

2. delivering written notice to our Secretary prior to December 4, 2009 stating that you are revoking your proxy; or

3. attending the Special Meeting and voting your shares in person.

If your shares are held in street name and you have instructed a broker, bank or other nominee to vote your shares of common stock, you may revoke those instructions by following the directions received from your broker, bank or other nominee to change those instructions.

Please note that your attendance at the Special Meeting will not, by itself, constitute revocation of your proxy.

Who is paying for the costs of this proxy solicitation?

We will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. We usually reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation.

Who will count the votes?

Mary Kay Ruedisueli and Danielle Tatum, our inspectors of election for the Special Meeting, will receive and tabulate the ballots and voting instruction forms.

What happens if the Special Meeting is postponed or adjourned?

Your proxy will still be effective and may be voted at the postponed meeting. You will still be able to change or revoke your proxy until it is voted.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated by reference into this Proxy Statement contains certain forward-looking statements with respect to our financial condition, results of operations, plans, objectives, future performance and business and these statements are subject to risk and uncertainty. Forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, include those statements using words or phrases such as “believes,” “assumes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain,” “pattern” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008, including: (1) our business has been and may continue to be adversely affected by conditions in the global financial markets and economic conditions generally; (2) general business, economic and political conditions may significantly affect our earnings; (3) we depend on our institutional counterparties to provide services that are critical to our business. If one or more of our institutional counterparties defaults on its obligations to us or becomes insolvent, it could have a material adverse effect on our earnings, liquidity, capital position and financial condition; (4) defaults by another larger financial institution could adversely affect financial markets generally; (5) if we cannot effectively manage the impact of the volatility of interest rates our earnings could be adversely affected; (6) the value of our mortgage servicing rights could decline with reduction in interest rates; (7) certain hedging strategies that we use to manage our investment in mortgage servicing rights may be ineffective to offset any adverse changes in the fair value of these assets due to changes in interest rates; (8) we use estimates in determining the fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; (9) changes in the fair value or ratings downgrades of our securities may reduce our stockholders’ equity, net earnings or regulatory capital ratios; (10) current and further deterioration in the housing and commercial real estate markets may lead to increased loss severities and further increases in delinquencies and non-performing assets in our loan portfolios. Additionally, the performance of our standby and commercial letters of credit may be adversely affected as well. Consequently, our allowance for loan losses and guarantee liability may not be adequate to cover actual losses, and we may be required to materially increase our reserves; (11) our secondary market reserve for losses could be insufficient; (12) our home lending profitability could be significantly reduced if we are not able to resell mortgages; (13) our commercial real estate and commercial business loan portfolios carry heightened credit risk; (14) our ability to borrow funds, maintain or increase deposits or raise capital could be limited, which could adversely affect our liquidity and earnings; (15) our inability to realize our deferred tax assets may have a material adverse effect on our consolidated results of operations and our financial condition; (16) we may be required to raise capital at terms that are materially adverse to our stockholders; (17) our holding company is dependent on the Bank for funding of obligations and dividends; (18) future dividend payments and common stock repurchases are restricted by the terms of the Treasury’s equity investment in us; (19) we may not be able to replace key members of senior management or attract and retain qualified relationship managers in the future; (20) the network and computer systems on which we depend could fail or experience a security breach; (21) our business is highly regulated; (22) our business has volatile earnings because it operates based on a multi-year cycle; (23) our loans are geographically concentrated in only a few states; (24) we are subject to heightened regulatory scrutiny with respect to bank secrecy and anti-money laundering statutes and regulations; (25) we are subject to increased costs resulting from government changes in loan servicing requirements; and (26) we are a controlled company that is exempt from certain NYSE corporate governance requirements.

We do not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups beneficially owning more than 5% of our common stock are generally required under federal securities laws to file certain reports with the Securities and Exchange Commission (the “SEC”) detailing such ownership. The term “beneficial ownership” includes the shares held as of November 11, 2009 plus shares underlying any options or securities that are exercisable as of or within 60 days before or after November 11, 2009. The following table sets forth, as of November 11, 2009, certain information as to our common stock beneficially owned by any person or group of persons who are known to us to be the beneficial owners of more than 5% of our common stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of our common stock on November 11, 2009. This table is based on information supplied to us by persons named therein and from Schedule 13Ds filed with the SEC.

On January 30, 2009, we sold 250,000 shares of our convertible participating voting preferred stock (“convertible preferred stock”) with a liquidation preference of $1,000 per share securities to MP Thrift Investments L.P. for a total of $250 million. Upon completion of this transaction, MP Thrift Investments L.P. acquired control of us and controlled approximately 70% of our outstanding voting power on a fully-diluted basis. In three subsequent transactions, we sold an additional 50,000 shares of our convertible preferred stock and 50,000 convertible trust preferred securities to MP Thrift Investments L.P. for a total of $100 million. Upon receipt of shareholder approval on May 26, 2009, the convertible preferred stock held by MP Thrift Investments L.P. converted into 375,000,000 shares of common stock, or 80% of our outstanding common stock. We understand solely from MP Thrift Investments L.P.’s Form 13D that the funding for this transaction came primarily from investors in existing funds managed by MatlinPatterson Global Advisers LLC, namely, MatlinPatterson Global Opportunities Partners III L.P. and MatlinPatterson Global Opportunities Partners (Cayman) III L.P. These funds were used to purchase a 100% interest in MP Thrift Investments L.P. and MP Thrift Investments L.P., in turn, used the funds to consummate the transaction with us.

	Common Stock
	Amount and
	Nature of
Name and Address of	Beneficial	Percent of
Beneficial Owner	Ownership	Class(a)

MP Thrift Investments L.P.
MPGOP III Thrift AV-I L.P.
MPGOP (Cayman) III Thrift AV-I L.P.
MP (Thrift) Global Partners III LLC
MP (Thrift) Asset Management LLC
MP (Thrift) LLC
David J. Matlin
Mark R. Patterson
MP (Thrift) Global Advisers III LLC	375,000,000 (b)	80.0%
c/o MatlinPatterson Global Advisers LLC 520 Madison Avenue, 35th Floor New York, New York 10022

(a)	The percentage owned is calculated for each stockholder by dividing (i) the total number of outstanding shares beneficially owned by such stockholder as of November 11, 2009 plus the number of shares such person has the right to acquire within 60 days of November 11, 2009 into (ii) the total number of outstanding shares as of November 11, 2009 plus the total number of shares that such person has the right to acquire within 60 days of November 11, 2009.

(b)	These persons beneficially own, and are the record holder of, 375,000,000 shares of common stock over which they have shared voting power.

SECURITY OWNERSHIP OF MANAGEMENT

This table and the accompanying footnotes provide a summary of the beneficial ownership of our equity securities as of November 11, 2009 by our directors and named executive officers individually and all of our directors and executive officers as a group. A total of 468,571,775 shares of common stock were issued and outstanding as of November 11, 2009.

	Common Stock
	Amount and
	Nature of
	Beneficial		Percent of
Name of Beneficial Owner	Ownership(a)(b)		Class

Joseph P. Campanelli	34,498		*
Walter N. Carter	10,000		*
James D. Coleman	671,665	(c)	*
Gregory Eng	375,000,000	(d)	80.0%
Lesley Goldwasser	0		*
Mark T. Hammond	9,526,155	(e)	2.0%
Jay J. Hansen	90,225		*
David J. Matlin	375,000,000	(d)	80.0%
Mark R. Patterson	375,000,000	(d)	80.0%
David L. Treadwell	0		*
Paul D. Borja	179,753	(f)	*
Kirstin A. Hammond	270,458	(g)	*
Thomas J. Hammond	13,369,058	(h)	2.9%
Robert O. Rondeau	276,497	(i)	*
All directors and executive officers as a group (16)	399,627,272		85.3%

*	Less than 1.0%.

(a)	These amounts include beneficial ownership of shares of our common stock with respect to which voting or investment power may be deemed to be directly or indirectly controlled, but does not include common stock owned by each stockholder’s spouse, as to which the respective person disclaims beneficial ownership.

(b)	These amounts also include shares of common stock underlying options exercisable as of the Record Date, or that will become exercisable within 60 days thereafter, regardless of exercise price, to purchase shares of common stock for the following persons: Mr. Thomas Hammond, 100,452 shares, Mr. Mark Hammond, 984,595 shares, Dr. Coleman, 3,500 shares, Mr. Hansen, 1,500 shares, Mr. Borja, 11,429 shares, Ms. Hammond, 105,719 shares, and all directors and executive officers as a group, 1,207,195 shares.

(c)	This amount includes 45,000 shares held indirectly by Dr. Coleman’s wife.

(d)	Please see footnote (b) to the “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS” table for further information with respect to the share holdings of Messrs. Matlin, Patterson and Eng. Messrs. Matlin and Patterson are Chief Executive Officer and Chairman, respectively, of MatlinPatterson Global Advisors LLC. Mr. Eng is a Partner at MatlinPatterson Global Advisors LLC.

(e)	This amount includes 5,533,847 shares held indirectly in a revocable living trust, 102,479 shares held indirectly in the Flagstar Bank 401(k) plan and 38,629 shares of restricted stock.

(f)	This amount includes 3,863 shares of restricted stock.

(g)	This amount includes 52,742 shares held indirectly in a revocable living trust, 2,704 shares of restricted stock and 30,845 shares held indirectly in the Flagstar Bank 401(k) Plan.

(h)	Mr. Hammond resigned as our Chairman of our Board and from the Board on October 22, 2009. This amount includes 10,305,157 shares held indirectly in a revocable living trust and 116,476 shares held indirectly in the Flagstar Bank 401(k) Plan.

(i)	Mr. Rondeau resigned from our Board and from his position of Executive Director on January 30, 2009. This amount includes 178,421 shares held indirectly in a revocable living trust and 98,076 shares held indirectly in the Flagstar Bank 401(k) Plan.

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 SHARES TO 3,000,000,000 SHARES

Our Board has adopted a resolution approving an amendment to our amended and restated articles of incorporation to increase the number of our authorized shares of common stock, $.01 par value per share, from 750,000,000 shares to 3,000,000,000 shares (and correspondingly, increase the total number of authorized shares of all classes of capital stock from 775,000,000 to 3,025,000,000 shares, which includes 25,000,000 authorized shares of serial preferred stock). The Board determined that this amendment to the amended and restated articles of incorporation is in our and our stockholders’ best interests and further directed that the proposed action be submitted for consideration by our stockholders at the Special Meeting.

The principal purpose of this proposal is to authorize additional shares of common stock which will be available in the event our Board determines that it is necessary or appropriate to raise additional capital through the sale of equity or equity-linked securities, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other general corporate purposes. The availability of additional shares of common stock is particularly important in the event that our Board determines to undertake any of the foregoing actions on an expedited basis and thus to avoid the time, expense and delay of seeking further stockholder approval in connection with any potential issuance of common stock. Because we are continually evaluating capital raising activities, we believe that the flexibility afforded by the additional shares is in the best interests of shareholders in light of current market and economic conditions. In this regard, we have recently filed a shelf registration statement with the SEC for the possible sale of, among other things, our common equity and common equity-linked securities. Depending on market conditions, we are considering the possible sale of such securities in the amount of approximately $500,000,000 and anticipate that any proceeds from such sale would be used to increase our capital levels and for general corporate purposes. There can be no assurance that such sale of securities will occur and if such sale of securities does occur, there can be no assurance as to the amount or the type of such securities. Also, we are considering the fact that if we raise additional capital by fiscal year end, we can reduce by 50% the number of shares issuable to the Department of the Treasury upon exercise of the warrant issued in connection with our participation in the TARP Capital Purchase Program on January 30, 2009.

If the stockholders approve the amendment, we will amend the first sentence of Article III of our amended and restated articles of incorporation to increase the number of authorized shares of all classes of stock and of common stock, as follows (deletions are indicated by strikeout and additions are indicated by underline):

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is ~~775,000,000~~
3,025,000,000
, of which ~~750,000,000~~
3,000,000,000
 are to be shares of common stock, $.01 par value per share, and of which 25,000,000 are to be shares of serial preferred stock, $.01 par value per share.”

Such amendment would become effective upon the filing of a certificate of amendment with the Michigan Department of Labor and Economic Growth. We intend to file such certificate of amendment immediately after the Special Meeting if the stockholders approve this proposal.

The increase in the authorized number of shares of common stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law and NYSE rules) be issued in one or more transactions that could make a change of control of us more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.

The proposal to amend Article III of the amended and restated articles of incorporation to increase the number of authorized shares of common stock will be approved if a majority of shares of common stock outstanding as of the Record Date are cast for it. The failure to vote, abstentions and broker non-votes will have the same effect as a vote against this proposal, although abstentions and broker non-votes will be counted as “present” for purposes of determining a quorum.

MP Thrift Investments L.P. owns 80% of our common stock as of the Record Date and has the power to control our affairs and operations. MP Thrift Investments, L.P. has indicated that it intends to vote in favor of the proposal to increase the number of authorized shares of common stock, thereby assuring approval of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO AMEND ARTICLE III OF OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 SHARES TO 3,000,000,000 SHARES.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in compliance with the Exchange Act, we file periodic reports and other information with the SEC. These reports and the other information we file with the SEC can be read and copied at the public reference room facilities maintained by the SEC in Washington, DC at 100 F Street, N.E., Washington, DC 20549. The SEC’s telephone number to obtain information on the operation of the public reference room is (800) SEC-0330. These reports and other information are also filed by us electronically with the SEC and are available at the SEC’s website, www.sec.gov.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

It is anticipated that our Annual Meeting in 2010 will be held on or about May 21, 2010. Stockholders who intend to present a proposal for action at that meeting and want a copy of the proposal included in our proxy materials are required to forward a copy of the proposal or proposals to our principal executive office at 5151 Corporate Dr. Road, Troy, Michigan 48098, and such proposal must be received by us not later than January 1, 2010. In order to be included in the proxy statement, such proposals must comply with applicable law and regulations, including Rule 14a-8 of the Exchange Act, as well as our amended and restated articles of incorporation.

We will have discretionary authority to vote proxies on matters at the 2010 Annual Meeting if the matter is not included in the proxy statement and notice by a stockholder to consider the matter was not received by us prior to the deadline provided in our amended and restated articles of incorporation for such matters. Under our amended and restated articles of incorporation, stockholders must provide written notice of nominations for new directors or proposals for new business to our Secretary not fewer than 30 days nor more than 60 days prior to the date of the Annual Meeting. For the 2010 Annual Meeting of stockholders, notice must be received by our Secretary no later than the close of business on April 21, 2010 and no earlier than the close of business on March 22, 2010 pursuant to our amended and restated articles of incorporation. However, if public disclosure of the Annual Meeting is given fewer than 40 days before the date of the Annual Meeting, written notice of the proposal must be given prior to 10 days following the day on which notice of the Annual Meeting is mailed to stockholders. Such written notice must comply with our amended and restated articles of incorporation.

Nothing in this section shall be deemed to require us to include in our proxy statement and proxy relating to the 2010 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. A copy of our amended and restated articles of incorporation can be obtained by written request to Paul Borja, CFO, Flagstar Bancorp, Inc., 5151 Corporate Drive, Troy, Michigan 48098.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 4, 2009.

The Notice of Special Meeting of stockholders and the Proxy Statement relating to the Special Meeting of stockholders are available at http://investors.flagstar.com/phoenix.zhtml?c=91343&p=irol-proxy.

OTHER MATTERS

The Board is not aware of any other business to be presented for action by the stockholders at the Special Meeting other than the matter described in this Proxy Statement and matters incident to the conduct of the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Mary Kay Ruedisueli
Mary Kay Ruedisueli
Secretary

November 17, 2009

FLAGSTAR BANCORP, INC.
5151 CORPORATE DR.
TROY, MICHIGAN 48098
REVOCABLE PROXY FOR THE SPECIAL MEETING
OF STOCKHOLDERS
DECEMBER 4, 2009
The undersigned hereby constitutes and appoints Matthew I. Roslin and Christine M. Reid, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Special Meeting of stockholders of Flagstar Bancorp, Inc. (the “Company”) to be held at the national headquarters of the Company and Flagstar Bank, FSB, located at 5151 Corporate Dr., Troy, Michigan 48098 on December 4, 2009 at 10:00 a.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, WILL BE VOTED FOR THE APPROVAL OF ALL PROPOSALS SET FORTH BELOW, AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS, IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN AND TO THE EXTENT THIS PROXY CONFERS SUCH DISCRETIONARY AUTHORITY.
(1)	Approval of amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 750,000,000 shares to 3,000,000,000 shares.

☐ For	☐ Against	☐ Abstain
(2)	The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting of stockholders and Proxy Statement, and hereby revokes any proxy heretofore given. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT.

Date:

Signature:

Signature:

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREIN AND RETURN IN THE ENCLOSED ENVELOPE. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each stockholder named should sign.
Important notice regarding the availability of proxy materials for the special stockholder meeting to be held on December 4, 2009.
The Notice of Special Meeting of stockholders and the Proxy Statement relating to the Special Meeting of stockholders are available at http://investors.flagstar.com/phoenix.zhtml?c=91343&p=irol-proxy. This proxy will not be used if you attend the Special Meeting and choose to vote in person.